UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09261

Foxby Corp.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramirez, Esq.
11 Hanover Square
New York, NY 10005
  (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-785-0900
Date of fiscal year end: 12/31

Date of reporting period: 1/1/15 - 12/31/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

FOXBY CORP.

SEEKING TOTAL RETURN

2015
DECEMBER 31
ANNUAL REPORT

WWW.FOXBYCORP.COM

PORTFOLIO ANALYSIS
December 31, 2015

TOP TEN	December 31, 2015
HOLDINGS

1 Berkshire Hathaway, Inc. Class B

2 Daimler AG

3 Alphabet Inc. Class A

4 McDonald’s Corp.

5 Franklin Resources, Inc.

6 Wells Fargo & Company

7 The Procter & Gamble Company

8 Myriad Genetics, Inc.

9 Cisco Systems, Inc.

10 Wal-Mart Stores, Inc.

Top ten holdings comprise approximately 44% of total assets.

Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

TOP TEN	December 31, 2015
INDUSTRIES

1 Motor Vehicles & Passenger Car Bodies

2 Exchange Traded Funds

3 Fire, Marine & Casualty Insurance

4 Investment Advice

5 Retail - Eating Places

6 Information Retrieval Services

7 National Commercial Banks

8 Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics

9 Closed End Funds

10 In Vitro & In Vivo Diagnostic Substances

1 Annual Report 2015	FOXBY CORP.

TO OUR SHAREHOLDERS
December 31, 2015

Dear Fellow Shareholders:

It is a pleasure to welcome our new shareholders who find Foxby Corp.’s total return investment objective attractive and to submit this 2015 Annual Report. In seeking its objective, the Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers, including securities convertible into common stock and debt securities, closed end funds, exchange traded funds, and mutual funds, and the Fund may also invest defensively, for example, in high grade money market instruments. The Fund uses a flexible strategy in the selection of securities and is not limited by the issuer’s location, industry, or market capitalization. Foxby Corp. also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, an approach known as “leverage.” A potential benefit of its closed end structure, the Fund may invest without limit in illiquid investments such as private placements and private companies.

Economic and Market Report

At the December 2015 meeting of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”), the staff’s review of the economic situation suggested that real gross domestic product (GDP) was “was increasing at a moderate pace.” The staff viewed labor market conditions as having improved in recent months, citing an unemployment rate of 5.0% in October and November. Regarding inflation, the staff noted that “consumer price inflation continued to run below the FOMC’s longer-run objective of 2%, restrained in part by declines in both energy prices and the prices of non-energy imported goods.” In fact, over the 12 months through November 2015, the Consumer Price Index for All Urban Consumers was up only 0.5% before seasonal adjustment and, on an unadjusted basis, the Producer Price Index for final demand actually declined 1.1% for the 12 months ended in November, the tenth straight 12 month decline. Interestingly, compensation per hour in the business sector was noted as strong, while the employment cost index rose moderately, and average hourly earnings for all employees improved.

Estimating the change in real U.S. GDP 2015 at approximately 2.0 – 2.2%, the Fed’s board members and bank presidents recently projected a 2016 change in a range of 2.0 – 2.7%, and 1.8 – 2.5% for 2017. According to the World Bank, global growth decelerated to 2.4% in 2015 from 2.6% in 2014, in part due to lower commodity prices and subdued global trade. Nevertheless, the bank projects growth to strengthen to 2.9% in 2016 and 3.1% in 2017-18, assuming, among other things, a stabilization of commodity prices. Risks to the world economy recently identified by the World Bank include a “disorderly” slowdown in major emerging market economies, financial market turmoil, and heightened geopolitical tensions.

In summary, recent broad economic data appears moderately positive for the U.S. and the global economies, but adjustments called for from declining commodity prices, including oil, may bring financial market and political instability. Accordingly, investors may expect market volatility, investing risks, and potential total return opportunities, to arise over the course of 2016.

Investment Strategy and Returns

In view of these economic developments, the Fund’s strategy in 2015 was to focus on quality companies deemed by the Investment Manager to be undervalued. Generally, the Fund purchased and held equity securities in seeking to achieve its total return investment objective and sold investments that appeared to have appreciated to levels reflecting less potential for total return. In 2015, the Fund’s net investment income, net realized gain on investments, and unrealized depreciation on investments were, respectively, $43,299, $498,267, and $1,128,082, which contributed significantly to the Fund’s net asset value return of (7.81)%, including the reinvestment of dividends. Profitable sales during the year of holdings of The Home Depot, Inc. in the home improvement sector were made and losses were taken on Rayonier Advanced Materials Inc. in the basic materials sector which, with other profits and losses realized, resulted in net realized gain on investments. Although no particular investment was responsible for the majority of the unrealized appreciation or depreciation of investments over the period, investments held in the retail and investment management sectors, including WalMart Stores, Inc. and Franklin Resources, Inc., respectively, were significant contributors to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation of its holdings of Alphabet Inc. (formerly Google Inc.) in the technology sector and McDonald’s Corporation in the restaurant sector.

The Fund’s market return, also including the reinvestment of dividends, was (13.90)%. Generally, the Fund’s total return on a market value basis will be lower than total return on a net asset value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 1.36%. The index is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. At December 31, 2015, the Fund’s portfolio included over 60 securities

FOXBY CORP.	Annual Report 2015 2

TO OUR SHAREHOLDERS
December 31, 2015

of different issuers, with the top ten amounting to approximately 44% of total assets. At that time, the Fund’s investments totaled approximately $7.6 million, reflecting the use of about $1.2 million of leverage on net assets of about $6.4 million. As the Fund pursues its investment objective of seeking total return, these holdings and allocations are subject to change at any time.

Foxby Corp. paid a dividend distribution of $0.02 per share on December 30, 2015 to shareholders of record as of December 15, 2015. Based on the Fund’s results for the year, the distribution was comprised of $27,115 and $25,086 of net investment income and return of capital, respectively. The Fund’s distributions do not represent yield or investment return, and the amounts and sources of distributions reported above are only estimates and may be subject to changes based on tax regulations.

Portfolio Management Change

Since May 15, 2012, the daily portfolio management of the Fund has been provided by the Investment Policy Committee of the Investment Manager, comprised of: Thomas B. Winmill, Chairman; John F. Ramírez, Director of Fixed Income; Heidi Keating, Vice President-Trading; and, Mark C. Winmill, Chief Investment Strategist. Effective March 1, 2016, Thomas Winmill assumes sole portfolio management responsibility for the Fund. Mr. Winmill currently serves as President, Chief Executive Officer, and a Trustee or Director of the Fund, Dividend and Income Fund, and Midas Series Trust. He is President, Chief Executive Officer, Director, and General Counsel of the investment manager and Bexil Advisers LLC (registered investment advisers, collectively, the “Advisers”), Bexil Corporation and its subsidiaries, and Winmill & Co. Incorporated and its subsidiaries. He is a Director and Vice President of Global Self Storage, Inc. and Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers, which currently manages the Fund, Midas Magic, and Midas Perpetual Portfolio, and he is the portfolio manager of Dividend and Income Fund and Midas Fund.

Fund Website and Dividend Reinvestment Plan

The Fund’s website, www.FoxbyCorp.com, provides investors with investment information, news, and other material about the

Fund. The website also has links to SEC filings, performance data, and daily net asset value reporting. You are invited to use this excellent resource to learn more about the Fund.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial advisor or the Fund’s transfer agent.

Long Term Strategies

Our current view of financial conditions continues to suggest that Foxby Corp. may benefit during the current year from its flexible portfolio approach, investing opportunistically in a variety of markets, and employing aggressive and speculative investment techniques as deemed appropriate. We thank you for investing in the Fund and share your enthusiasm for the Fund, as evidenced by the fact that affiliates of the Investment Manager own approximately 24% of the Fund’s shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill
Chairman, Investment Policy Committee

3 Annual Report 2015	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2015
Financial Statements

Shares	Common Stocks (104.81%)	Value
	Cigarettes (1.38%)
1,000	Philip Morris International, Inc.	$ 87,910

	Computer Communications Equipment (3.85%)
9,000	Cisco Systems, Inc. (a)	244,395

	Computer and Computer Software Stores (1.65%)
3,750	GameStop Corp.	105,150

	Computer & Office Equipment (0.87%)
400	International Business Machines Corporation (a)	55,048

	Electronic & Other Electrical Equipment (0.75%)
1,000	Emerson Electric Co.	47,830

	Electronic Computers (1.99%)
1,200	Apple Inc. (a) (b)	126,312

	Finance Services (1.09%)
1,000	American Express Company (a)	69,550

	Fire, Marine & Casualty Insurance (8.13%)
3,500	Berkshire Hathaway, Inc. Class B (a) (b)	462,140
1,000	W.R. Berkley Corporation	54,750
		516,890

	Information Retrieval Services (6.12%)
500	Alphabet Inc. Class A (a) (b)	389,005

	Investment Advice (7.77%)
900	Ameriprise Financial, Inc. (a)	95,778
9,000	Franklin Resources, Inc. (a)	331,380
2,000	Invesco Ltd.	66,960
		494,118

	In Vitro & In Vivo Diagnostic Substances (4.07%)
6,000	Myriad Genetics, Inc. (b)	258,960

	Leather & Leather Products (1.01%)
1,600	Michael Kors Holdings Limited (b)	64,096

	Men’s & Boys’ Furnishings, Work Clothing, & Allied Garments (1.75%)
1,000	Ralph Lauren Corp.	111,480

	Miscellaneous Homefurnishings Stores (1.90%)
2,500	Bed Bath & Beyond Inc. (b)	120,625

See notes to financial statements.

FOXBY CORP.	Annual Report 2015 4

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2015
Financial Statements

Shares	Common Stocks(continued)	Value

	Motor Vehicles & Passenger Car Bodies (8.60%)
4,800	Daimler AG	$ 401,520
4,250	General Motors Company (a)	144,543
		546,063

	National Commercial Banks (5.13%)
6,000	Wells Fargo & Company (a)	326,160

	Office Furniture (1.41%)
9,150	Kimball International Inc. Class B	89,396

	Paperboard Containers & Boxes (0.70%)
1,000	REXAM PLC	44,720

	Petroleum Refining (1.23%)
1,000	Exxon Mobil Corp.	77,950

	Pharmaceutical Preparations (0.67%)
1,000	Sanofi ADR	42,650

	Printed Circuit Boards (1.62%)
9,375	Kimball Electronics, Inc. (b)	103,031

	Railroad Equipment (2.00%)
3,900	The Greenbrier Companies, Inc.	127,218

	Real Estate (0.96%)
5,000	NorthStar Asset Management Group Inc.	60,700

	Real Estate Investment Trusts (1.03%)
2,000	Tanger Factory Outlet Centers, Inc.	65,400

	Retail Consulting and Investment (0.01%)
72,728	Amerivon Holdings LLC (c)	727

	Retail - Drug Stores and Proprietary Stores (3.44%)
2,500	Express Scripts Holding Company (a) (b)	218,525

	Retail - Eating Places (6.80%)
3,000	McDonald’s Corp. (a)	354,420
400	Panera Bread Company (a) (b)	77,912
		432,332

	Retail - Family Clothing Stores (1.40%)
3,600	The GAP, Inc. (a)	88,920

	Retail - Miscellaneous Shopping Goods Stores (1.90%)
4,000	Hibbett Sports, Inc. (b)	120,960

See notes to financial statements.

5 Annual Report 2015	FOXBY CORP.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2015
Financial Statements

Shares	Common Stocks(continued)	Value

	Retail - Variety Stores (3.66%)
3,800	Wal-Mart Stores, Inc. (a)	$ 232,940

	Services - Advertising Agencies (1.01%)
850	Omnicom Group Inc.	64,311

	Services - Business Services (1.97%)
7,000	The Western Union Company	125,370

	Services - Medical Laboratories (2.53%)
1,300	Laboratory Corporation of America Holdings (b)	160,732

	Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics (5.00%)
4,000	The Procter & Gamble Company (a)	317,640

	Sporting Goods Stores (2.00%)
3,600	Dick’s Sporting Goods, Inc.	127,260

	Textile Goods (2.04%)
19,000	Iconix Brand Group, Inc. (b)	129,770

	Transportation Equipment (2.57%)
1,900	Polaris Industries Inc.	163,305

	Wholesale - Computers & Peripheral Equipment & Software (1.43%)
3,000	Ingram Micro Inc.	91,140

	Wholesale - Drugs Proprietaries & Druggists’ Sundries (1.13%)
365	McKesson Corporation	71,989

	Wholesale - Electronic Parts & Equipment (1.35%)
2,000	Avnet, Inc. (a)	85,680

	Wholesale - Industrial Machinery & Equipment (0.89%)
1,000	MSC Industrial Direct Co., Inc.	56,270

	Total common stocks (Cost $5,705,946)	6,662,528

	Closed End Funds (4.18%)
1,900	Advent Claymore Convertible Securities and Income Fund II	10,545
6,500	Advent Claymore Convertible Securities and Income Fund	87,880
8,602	Alpine Global Premier Properties Fund	49,633
443	Central Securities Corporation	8,426
600	The Cushing Renaissance Fund	8,562
600	LMP Corporate Loan Fund Inc.	5,928
400	RMR Real Estate Income Fund	7,708
900	Sprott Focus Trust, Inc.	5,220
3,500	Western Asset Emerging Markets Debt Fund Inc.	48,055
3,500	Western Asset Emerging Markets Income Fund Inc.	34,055

	Total closed end funds (Cost $280,177)	266,012
See notes to financial statements.

FOXBY CORP.	Annual Report 2015 6

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2015
Financial Statements

Shares			Value

		Exchange Traded Funds (8.37%)
	4,500	Cambria Shareholder Yield ETF	$ 130,046
2,900		First Trust US IPO Index Fund ETF	148,277
	3,000	Guggenheim Spin-Off ETF	115,320
	3,050	PowerShares Buyback Achievers ETF Trust	138,653

		Total exchange traded funds (Cost $547,971)	532,296

		Preferred Stocks (1.75%)
		Retail Consulting and Investment (1.75%)
	198,498	Amerivon Holdings LLC (c) (Cost $549,169)	111,159

		Money Market Fund (0.01%)
	395	SSgA Money Market Fund, 7 day annualized yield 0.01% (Cost $395)	395

		Total investments ($7,083,658) (119.12%)	7,572,390

		Liabilities in excess of other assets (-19.12%)	(1,215,388)

		Net assets (100.00%)	$ 6,357,002

(a)

All or a portion of these securities are held with the Fund’s custodian in a separate account as pledged collateral pursuant to the Committed Facility Agreement. As of December 31, 2015, the value of pledged collateral securities was $3,620,347 and there were no securities on loan under the Lending Agreement.

(b) (c)	Non-income producing. Illiquid and/or restricted security that has been fair valued.

See notes to financial statements.

7 Annual Report 2015	FOXBY CORP.

STATEMENT OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2015
Assets
Investments at value (cost $7,083,658)	$ 7,572,390
Dividends receivable	13,092
Foreign withholding tax reclaim receivable	1,453
Other assets	1,547

Total assets	7,588,482

Liabilities
Bank credit facility borrowing	1,185,625
Payables
Accrued expenses	39,284
Investment management fee	5,759
Administrative services	812

Total liabilities	1,231,480

Net Assets	$ 6,357,002

Net Asset Value Per Share (applicable to 2,610,050 shares outstanding: 500,000,000 shares of $.01 par value authorized)	$ 2.44

Net Assets Consist of
Paid in capital	$ 7,611,235
Accumulated undistributed net investment income	120,467
Accumulated net realized loss on investments	(1,863,410)
Net unrealized appreciation on investments	488,710

$ 6,357,002

See notes to financial statements.

FOXBY CORP.	Annual Report 2015 8

STATEMENT OF OPERATIONS
Financial Statements

Year Ended December 31, 2015
Investment Income
Dividends (net of $437 foreign tax expense)	$ 202,419

Total investment income	202,419

Expenses
Investment management	67,553
Bookkeeping and pricing	24,550
Directors	10,633
Audit	20,715
Shareholder communications	9,654
Administrative services	10,055
Custody	4,480
Transfer agent	4,305
Interest on bank credit facility	3,707
Insurance	1,993
Other	1,475

Total expenses	159,120

Net investment income	43,299

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	501,701
Foreign currencies	(3,434)

Unrealized depreciation on
Investments	(1,128,059)
Translation of assets and liabilities in foreign currencies	(23)

Net realized and unrealized loss	(629,815)

Net decrease in net assets resulting from operations	$ (586,516)
See notes to financial statements.

9 Annual Report 2015	FOXBY CORP.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2015 and 2014	Financial Statements

	2015	2014
Operations
Net investment income	$ 43,299	$ 47,822
Net realized gain	498,267	570,698
Unrealized depreciation	(1,128,082)	(567,754)

Net increase (decrease) in net assets resulting from operations	(586,516)	50,766

Distributions to Shareholders
Net investment income	(27,115)	-
Return of capital	(25,086)	-

Total distributions	(52,201)	-

Total increase (decrease) in net assets	(638,717)	50,766

Net Assets
Beginning of period	6,995,719	6,944,953

End of period	$ 6,357,002	$ 6,995,719

End of period net assets include undistributed net investment income	$ 120,467	$ 92,606

See notes to financial statements.

FOXBY CORP.	Annual Report 2015 10

STATEMENT OF CASH FLOWS
Financial Statements

Year Ended December 31, 2015

Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$ (586,516)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized depreciation of investments	1,128,082
Net realized gain on sales of investments	(498,267)
Purchase of long term investments	(3,034,013)
Proceeds from sales of long term investments	2,413,597
Net purchases of short term investments	(2,919)
Decrease in dividends receivable	1,586
Increase in foreign withholding taxes reclaimed	(1,475)
Increase in other assets	(360)
Decrease in accrued expenses	(6,655)
Decrease in investment management fee payable	(272)
Increase in administrative services payable	(691)

Net cash used in operating activities	(587,903)

Cash Flows from Financing Activities
Bank credit facility borrowing	640,104
Distributions to shareholders	(52,201)

Net cash provided by financing activities	587,903

Net change in cash	-

Cash
Beginning of period	-

End of period	$ -

Supplemental disclosure of cash flow information:
Cash paid for interest on bank credit facility
$ 3,679
See notes to financial statements.

11 Annual Report 2015	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS	December 31, 2015
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Foxby Corp. (the “Fund”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are quoted over the counter under the ticker symbol FXBY. The Fund’s non-fundamental investment objective is total return which it may seek from growth of capital and from income in any security type and in any industry sector. The Fund retains Midas Management Corporation as its Investment Manager.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material.

A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Derivatives – The Fund may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of its portfolio holdings or to generate potential gain. Derivatives are financial instruments that derive their values from other securities or commodities, or that are based on indices. Derivative instruments are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses

FOXBY CORP.	Annual Report 2015 12

NOTES TO FINANCIAL STATEMENTS
Financial Statements

of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such fund’s total returns.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, an internally managed investment company with substantially similar officers and directors, or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2012-2014) or expected to be taken in the Fund’s 2015 tax returns.

Recent Accounting Standards Update - In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2015, the Fund’s payments of such costs were $10,055, of which $6,340 and $3,715 was for compliance and accounting services, respectively.

Certain officers and directors of the Fund are officers and directors of the Investment Manager. As of December 31, 2015, affiliates of the Investment Manager owned approximately 24% of the Fund’s outstanding shares.

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS For the year ended December 31, 2015, the Fund paid a distribution of $52,201 comprised of $27,115 and $25,086 of net investment income and return of capital, respectively.

13 Annual Report 2015	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS
Financial Statements

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Capital loss carryover	$ (1,697,924)
Unrealized appreciation	598,220
Post-October losses	(154,529)

$ (1,254,233)

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Capital loss carryovers are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryovers actually available for the Fund to utilize under the IRC and related regulations. Capital losses incurred in taxable years beginning after November 30, 2011, are allowed to be carried forward indefinitely and retain the character of the original loss. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses. As of December 31, 2015, the Fund has a net capital loss carryover of $1,697,924, of which $896,084 and $801,840 expires in 2017 and 2018, respectively.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences which may result in distribution reclassifications, are primarily due to differences in partnership income, return of capital dividends, re-characterization of capital gain income and timing of distributions. As of December 31, 2015, the Fund recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments	Paid in Capital
$36,764	$ 3,434	$ (40,198)

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

FOXBY CORP.	Annual Report 2015 14

NOTES TO FINANCIAL STATEMENTS
Financial Statements

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks
Cigarettes	$ 87,910	$ -	$ -	$ 87,910
Computer Communications Equipment	244,395	-	-	244,395
Computer and Computer Software Stores	105,150	-	-	105,150
Computer & Office Equipment	55,048	-	-	55,048
Electronic & Other Electrical Equipment	47,830	-	-	47,830
Electronic Computers	126,312	-	-	126,312
Finance Services	69,550	-	-	69,550
Fire, Marine & Casualty Insurance	516,890	-	-	516,890
Information Retrieval Services	389,005	-	-	389,005
Investment Advice	494,118	-	-	494,118
In Vitro & In Vivo Diagnostic Substances	258,960	-	-	258,960
Leather & Leather Products	64,096	-	-	64,096
Men’s & Boys’ Furnishings, Work Clothing & Allied Garments	111,480	-	-	111,480
Miscellaneous Homefurnishings Stores	120,625	-	-	120,625
Motor Vehicles & Passenger Car Bodies	546,063	-	-	546,063
National Commercial Banks	326,160	-	-	326,160
Office Furniture	89,396	-	-	89,396
Paperboard Containers & Boxes	44,720	-	-	44,720
Petroleum Refining	77,950	-	-	77,950
Pharmaceutical Preparations	42,650	-	-	42,650
Printed Circuit Boards	103,031	-	-	103,031
Railroad Equipment	127,218	-	-	127,218
Real Estate	60,700	-	-	60,700
Real Estate Investment Trusts	65,400	-	-	65,400
Retail Consulting and Investment	-	-	727	727
Retail - Drug Stores and Proprietary Stores	218,525	-	-	218,525
Retail - Eating Places	432,332	-	-	432,332
Retail - Family Clothing Stores	88,920	-	-	88,920
Retail - Miscellaneous Shopping Goods Stores	120,960	-	-	120,960
Retail - Variety Stores	232,940	-	-	232,940
Services - Advertising Agencies	64,311	-	-	64,311
Services - Business Services	125,370	-	-	125,370
Services - Medical Laboratories	160,732	-	-	160,732
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics	317,640	-	-	317,640
Sporting Goods Stores	127,260	-	-	127,260
Textile Goods	129,770	-	-	129,770
Transportation Equipment	163,305	-	-	163,305
Wholesale - Computers & Peripheral Equipment & Software	91,140	-	-	91,140
Wholesale - Drugs Proprietaries & Druggists’ Sundries	71,989	-	-	71,989
Wholesale - Electronic Parts & Equipment	85,680	-	-	85,680
Wholesale - Industrial Machinery & Equipment	56,270	-	-	56,270
Closed End Funds	266,012	-	-	266,012
Exchange Traded Funds	532,296	-	-	532,296
Preferred Stocks Retail Consulting and Investment	-	-	111,159	111,159
Money Market Fund	395	-	-	395
Total investments, at value	$ 7,460,504	$ -	$ 111,886	$ 7,572,390

There were no securities transferred from level 1 on December 31, 2014 to level 2 at December 31, 2015.

15 Annual Report 2015	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS
Financial Statements

The following is a reconciliation of level 3 assets:

	Common Stocks	Preferred Stocks	Total
Balance at December 31, 2014	$ 1,455	$ 108,478	$ 109,933
Payment of in-kind dividends	-	22,510	22,510
Change in unrealized appreciation	(728)	(19,829)	(20,557)
Balance at December 31, 2015	$ 727	$ 111,159	$ 111,886

Net change in unrealized appreciation attributable to assets still held as level 3 at December 31, 2015	$ (728)	$ (19,829)	$ (20,557)

There were no transfers into or out of level 3 assets during the period. Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager, under the direction of the Fund’s Board of Directors, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Fund’s Board of Directors.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of December 31, 2015:

	Fair Value	Valuation Technique	Unobservable Input	Range
Common Stocks

Retail - Consulting and Investment	$ 727	Value of liquidation per share	Discount rate due to lack of marketability	80%

Preferred Stocks

Retail - Consulting and Investment	$ 111,159	Value of liquidation preference per share	Discount rate due to lack of marketability	80%

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales of investment securities, excluding short term securities, were $3,034,013 and $2,413,597, respectively, for the year ended ended December 31, 2015. As of December 31, 2015, for federal income tax purposes, the aggregate cost of securities was $6,974,148 and net unrealized appreciation was $598,242, comprised of gross unrealized appreciation of $1,441,182 and gross unrealized depreciation of $842,940.

FOXBY CORP.	Annual Report 2015 16

NOTES TO FINANCIAL STATEMENTS
Financial Statements

6. ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of December 31, 2015 were as follows:

	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	9/20/07	$ 549,169	$ 111,159
Amerivon Holdings LLC common equity units	9/20/07	0	727
Total		$ 549,169	$ 111,886
Percent of net assets		9%	2%

7. BORROWING AND SECURITIES LENDING The Fund has entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) which allows the Fund to adjust its credit facility amount up to $2,500,000, subject to BNP’s approval, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Fund adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred. The outstanding loan balance and the value of eligible collateral investments as of December 31, 2015 were $1,185,625 and $3,620,347, respectively, and the weighted average interest rate and average daily amount outstanding under the CFA for the year ended December 31, 2015 were 1.20% and $307,520, respectively. The maximum amount outstanding during the year ended December 31, 2015 was $1,301,147.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP must remit payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP is obligated, to the extent commercially possible, to return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. The Fund earns securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. There were no Lent Securities during the year ended December 31, 2015.

17 Annual Report 2015	FOXBY CORP.

NOTES TO FINANCIAL STATEMENTS
Financial Statements

8. FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

9. CAPITAL STOCK As of December 31, 2015, there were 2,610,050 shares of $.01 par value common stock outstanding and 500,000,000 shares authorized. There were no transactions in capital stock during 2015 or 2014.

10. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board of Directors. The Fund did not repurchase any of its shares during 2015 or 2014.

11. CONTINGENCIES The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

12. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objective and policies of the Fund.

FOXBY CORP.	Annual Report 2015 18

FINANCIAL HIGHLIGHTS
Financial Statements

		Year Ended December 31,
Per Share Operating Performance	2015	2014	2013	2012		2011
(for a share outstanding throughout each period)
Net asset value, beginning of period	$2.68	$2.66	$2.09	$1.79		$1.72

Income from investment operations:
Net investment income (loss) (1)	0.02	0.02	0.02	(0.04)		0.01
Net realized and unrealized gain on investments	(0.24)	-*	0.57	0.35		0.06
Total from investment operations	(0.22)	0.02	0.59	0.31		0.07

Less distributions:
Net investment income	(0.01)	-	(0.02)	(0.01)		-
Return of capital	(0.01)	-	-	-*		-
Total distributions	(0.02)	-	(0.02)	(0.01)		-

Net asset value, end of period	$2.44	$2.68	$2.66	$2.09		$1.79

Market value, end of period	$1.59	$1.87	$1.95	$1.45		$1.24

Total Return (2)
Based on net asset value	(7.81)%	0.75%	28.23%	17.53%		4.07%

Based on market price	(13.90)%	(4.10)%	35.50%	17.70%		12.73%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$6,357	$6,996	$6,945	$5,442		$4,661

Ratio of expenses to average net assets	2.35%	1.92%	1.60%	4.57	%(3)	2.03%
Ratio of expenses excluding loan interest and fees to average net assets	2.29%	1.86%	1.60%	4.57	%(3)	2.03%
Ratio of net investment income (loss) to average net assets	0.64%	0.75%	0.92%	(1.94)%		0.34%

Portfolio turnover rate	34.36%	52.94%	12.30%	14.92%		11.41%
Average commission rate paid	$0.0167	$0.0114	$0.0170	$0.0115		$0.0077

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.
(2)

Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividend and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Fund’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

(3)

Expenses incurred by the Fund in connection with a special meeting of shareholders held on September 12, 2012, increased the ratio of expenses to average net assets by 2.27% for the year ended December 31, 2012.

*	Less than $0.005 per share.

See notes to financial statements.

19 Annual Report 2015	FOXBY CORP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2015
Financial Statements

To the Board of Directors and Shareholders of

Foxby Corp.

We have audited the accompanying statement of assets and liabilities of Foxby Corp. (the “Fund”), including the schedule of portfolio investments as of December 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Foxby Corp. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years presented, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 23, 2016

FOXBY CORP.	Annual Report 2015 20

DIRECTORS AND OFFICERS	(Unaudited)
Additional Information

The following table sets forth certain information concerning the directors currently serving on the Board of Directors of the Fund. The directors of each class shall serve for terms of five years and then carryover until their successors are elected and qualify. Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005.

INTERESTED DIRECTOR
Name, Address and Date of Birth	Position(s) Held with the Fund	Director Since	Principal Occupation(s) for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Directorships Held by Director (2)
THOMAS B. WINMILL, ESQ.(3) PO Box 4 Walpole, NH 03608 June 25, 1959	Class IV Director	2002

He is President, Chief Executive Officer, and a Trustee or Director of the Fund, Dividend and Income Fund, and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Bexil Advisers LLC (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil Corporation (a holding company), and Winmill & Co. Incorporated (a holding company) (“Winco”). He is a Director and Vice President of Global Self Storage, Inc. He is the Director of Bexil American Mortgage Inc. He is Vice President of Tuxis Corporation (a real estate company). He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage the Fund, Midas Magic, and Midas Perpetual Portfolio, and he is the sole portfolio manager of Midas Fund and Dividend and Income Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the brother of Mark C. Winmill.

				5	Global Self Storage, Inc.
INDEPENDENT DIRECTORS
BRUCE B. HUBER, CLU, ChFC, MSFS February 7, 1930	Class II Director	2004	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and a member of the Endowment Board of the Community YMCA of Red Bank, NJ.	5	None
JAMES E. HUNT December 14, 1930	Class I Director	2004	Retired. He is a former Limited Partner of Hunt Howe Partners LLC (executive recruiting consultants).	5	None
PETER K. WERNER August 16, 1959	Class IIl Director	2002	Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor’s Academy of Byfield, MA. Currently, he teaches economics and history at the Governor’s Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	5	None

(1) As of January 19, 2016, the “Fund Complex” is comprised of the Fund, Dividend and Income Fund and Midas Series Trust which are managed by the Investment Manager or its affiliates. (2) Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex. (3) He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Thomas Winmill serves on the Executive Committee of the Board. Each of the directors serves on the Continuing Directors Committee of the Board.

21 Annual Report 2015	FOXBY CORP.

DIRECTORS AND OFFICERS	(Unaudited)
Additional Information

The executive officers, other than those who serve as directors, and their relevant biographical information are set forth below.

EXECUTIVE OFFICERS
Name and Date of Birth	Position(s) Held with the Fund	Officer Since*	Principal Occupation(s) for the Past Five Years
Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, AML Officer, Associate General Counsel, Vice President and Assistant Secretary	2014

Chief Compliance Officer, Anti-Money Laundering Officer, Associate General Counsel, Vice President and Assistant Secretary of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Tuxis Corporation and Winco. He is a member of the New York State Bar and the Chief Compliance Officer Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance and other general corporate matters relating to the structure, formation and operation of investment funds and investment advisers.

Heidi Keating March 28, 1959	Vice President	2002	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.
Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President	2005

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is a certified public accountant.

John F. Ramirez, Esq. April 29, 1977	General Counsel, Chief Legal Officer, Vice President, and Secretary	2005

General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis Corporation. He is Vice President, Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. He is a member of the IPCs. He also is a member of the New York State Bar and the Investment Advisers Committee, Small Funds Committee, and Compliance Advisory Committee of the Investment Company Institute.

Mark C. Winmill November 26, 1957	Vice President	2012

Vice President of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, and a Director of Global Self Storage, Inc. and Tuxis Corporation. He is Executive Vice President and a Director of Winco, Vice President of Bexil Corporation, and a principal of the Broker-Dealers. He is the brother of Thomas Winmill.

*Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 9, 2015.

FOXBY CORP.	Annual Report 2015 22

GENERAL INFORMATION	(Unaudited)
Additional Information

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.FoxbyCorp.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.FoxbyCorp.com.

STOCK DATA AT DECEMBER 31, 2015
Market Price per Share	$1.59
Net Asset Value per Share	$2.44
Market Price Discount to Net Asset Value	34.8%
Ticker Symbol	FXBY
CUSIP Number	351645106

FUND INFORMATION

Investment Manager

Midas Management Corporation

11 Hanover Square

New York, NY 10005

www.FoxbyCorp.com

1-212-785-0900

Stock Transfer Agent and Registrar

Securities Transfer Corporation

2591 Dallas Parkway, Suite 102

Frisco, TX 75034

www.stctransfer.com

1-469-633-0101

FOXBYCORP.COM

Visit us on the web at www.FoxbyCorp.com. The site provides information about the Fund including market performance, net asset value, dividends, press releases, and shareholder reports. For further information, please email us at info@FoxbyCorp.com.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Fund Information - This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

23 Annual Report 2015	FOXBY CORP.

FOXBY CORP.

FXBY
TICKER
WWW.FOXBYCORP.COM

PRINTED ON RECYCLED PAPER

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant's website, www.foxbycorp.com, or a copy of the Code may be obtained free of charge by calling Winmill & Co. Incorporated collect at 1-212-785-0900.

Item 3. Audit Committee Financial Expert.

                     The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2015 - $14,500
2014 - $14,250

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2015 - $1,500
2014 - $1,500

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2015 - $4,500
2014 - $4,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2015 - N/A
2014 - N/A

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $29,500 in 2015 and $29,500 in 2014.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

                    The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

                    Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

AMENDED PROXY VOTING POLICIES AND PROCEDURES
2016

Foxby Corp.

Foxby Corp. (the "Fund") delegates the responsibility for voting proxies of portfolio companies held in the Fund's portfolio to Institutional Shareholder Services ("ISS").  A concise summary of the Proxy Voting Guidelines of ISS (see attached) is incorporated by reference herein as the Fund's proxy voting policies and procedures, as supplemented by the terms hereof.  The Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the  ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES   supersede the Proxy Voting Guidelines of ISS in their entirety. In all cases, the Fund will seek to vote its proxies in the best interests of the Fund.

With respect to a vote upon which the Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its Investment Manager or any affiliated person of the Investment Manager, the Fund normally will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.

ADDENDUM
NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address.  As such, they cannot be "violated." In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company  charter or bylaws require a level of voting approval in excess of simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director  liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board  that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock.  However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership.  However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder  best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from  "jumping ship" during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company  assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.
We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state  anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management  position.  We may also elect to abstain or not vote on any given matter.

January 1, 2016

United States
Concise Proxy Voting Guidelines

2016 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2016
Published January 22, 2016

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS' 2016 proxy voting guidelines can be found at:      http://www.issgovernance.com/policy-gateway/2016-policy-information/

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case- by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

›    A classified board structure;
›    A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›    The inability of shareholders to call special meetings;
›    The inability of shareholders to act by written consent;
›    A dual-class capital structure; and/or
›    A non–shareholder-approved poison pill.
----------------------
1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Poison Pills:

1.3.	The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term" pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval. Vote case-by-case on all nominees if:
1.6.	The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:
›	The date of the pill's adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
›    The issuer's rationale;
›    The issuer's governance structure and practices; and
›    The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");
1.8.	The company receives an adverse opinion on the company's financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›    The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›    Specific actions taken to address the issues that contributed to the low level of support;
›    Other recent compensation actions taken by the company;
›    Whether the issues raised are recurring or isolated;
›    The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.
Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

›    The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›    Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›    The company's ownership structure;
›    The company's existing governance provisions;
›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
›    Classified the board;
›    Adopted supermajority vote requirements to amend the bylaws or charter; or
›    Eliminated shareholders' ability to amend bylaws.

1.18.
For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:

›    The level of impairment of shareholders' rights caused by the provision;
›    The disclosed rationale for adopting the provision;
›	The ability to change the governance structure in the future (e.g., limitations on shareholders' right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
›	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.
Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›    Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›    Rationale provided in the proxy statement for the level of implementation;
›    The subject matter of the proposal;
›    The level of support for and opposition to the resolution in past meetings;
›    Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›    Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

›	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
›    The company's ownership structure and vote results;

----------------------
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

›	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›    The previous year's support level on the company's say-on-pay proposal.

3.	Composition
Attendance at Board and Committee Meetings:

3.1.
Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›    Medical issues/illness;
›    Family emergencies; and
›    Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017[5], sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[6].

4.	Independence
Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.
----------------------
4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
5 This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.
6 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director, taking into consideration the following:

›    The scope of the proposal;
›    The company's current board leadership structure;
›    The company's governance structure and practices;
›    Company performance; and
›    Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›    Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›    Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›    Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›    Long-term financial performance of the company relative to its industry;
›    Management's track record;
›    Background to the contested election;
›    Nominee qualifications and any compensatory arrangements;
›    Strategic plan of dissident slate and quality of the critique against management;
›    Likelihood that the proposed goals and objectives can be achieved (both slates); and
›    Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›    Past Board Performance:
›    The company's use of authorized shares during the last three years

›    The Current Request:
›    Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
› The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.
Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on- Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

›    There is a significant misalignment between CEO pay and company performance (pay for performance);
›    The company maintains significant problematic pay practices;
›    The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›    The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:

----------------------
7 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

1.	Peer Group[8] Alignment:

›	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
›    The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment[9] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›    The ratio of performance- to time-based equity awards;
›    The overall ratio of performance-based compensation;
›    The completeness of disclosure and rigor of performance goals;
›    The company's peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›    Realizable pay10 compared to grant pay; and
›    Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›    Problematic practices related to non-performance-based compensation elements;
›    Incentives that may motivate excessive risk-taking; and
›    Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

-----------------------------------------------------------------
8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
9 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
10 ISS research reports include realizable pay for S&P1500 companies.

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›    Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›    New or extended agreements that provide for:
›    CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
›    CIC payments with excise tax gross-ups (including "modified" gross-ups);
›	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

›    Multi-year guaranteed bonuses;
›    A single or common performance metric used for short- and long-term plans;
›    Lucrative severance packages;
›    High pay opportunities relative to industry peers;
›    Disproportionate supplemental pensions; or
›    Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

›    Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›    Duration of options backdating;
›    Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

›    Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›    The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›    Specific actions taken to address the issues that contributed to the low level of support;
›    Other recent compensation actions taken by the company;

›    Whether the issues raised are recurring or isolated;
›    The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans11 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

›	Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›    SVT based only on new shares requested plus shares remaining for future grants.

›    Plan Features:
›    Automatic single-triggered award vesting upon a change in control (CIC);
›    Discretionary vesting authority;
›    Liberal share recycling on various award types;
›    Lack of minimum vesting period for grants made under the plan.

›    Grant Practices:
›    The company's three year burn rate relative to its industry/market cap peers;
›    Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›    The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›    Whether the company maintains a claw-back policy;
›    Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

›    Awards may vest in connection with a liberal change-of-control definition;
›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›    Any other plan features are determined to have a significant negative impact on shareholder interests.

----------------------
11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

SOCIAL/ENVIRONMENTAL ISSUES (SHAREHOLDER PROPOSALS)

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›    Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

› Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›    The company's level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company's environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›    The company's level of disclosure is comparable to that of industry peers; and
›    There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›    Whether the company provides disclosure of year-over-year GHG emissions performance data;
›    Whether company disclosure lags behind industry peers;

›    The company's actual GHG emissions performance;
›    The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity
General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
›	The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company's board and among its executive officers;
›    The level of gender and racial minority representation that exists at the company's industry peers;
›    The company's established process for addressing gender and racial minority board representation;
›    Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›    The independence of the company's nominating committee;
›    Whether the company uses an outside search firm to identify potential director nominees; and
›    Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Sustainability Reporting
General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›    The company's current level of disclosure regarding its environmental and social performance.

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The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

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www.issgovernance.com

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 1, 2016, the registrant’s portfolio is managed by Thomas B. Winmill. He is President, Chief Executive Officer, and a Trustee or Director of the Fund, Dividend and Income Fund, and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Fund's Investment Manager and Bexil Advisers LLC (registered investment advisers, collectively, the "Advisers"), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the "Broker-Dealers"), Bexil Corporation (a holding company), and Winmill & Co. Incorporated (a holding company) ("Winco"). He is a Director and Vice President of Global Self Storage, Inc. He is the Director of Bexil American Mortgage Inc. He is Vice President of Tuxis Corporation (a real estate company). He is Chairman of the Investment Policy Committee of each of the Advisers (the "IPCs"), which currently manage Midas Magic and Midas Perpetual Portfolio, and he is the sole portfolio manager of the Fund, Midas Fund and Dividend and Income Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the brother of Mark C. Winmill. Prior to March 1, 2016, the registrant was managed by the IPC. Mr. Thomas Winmill has been associated with the management of the registrant, either directly or through the IPC, since 2002. The foregoing information has been provided as of March 9, 2016.

     Mr. Winmill receives compensation for his services. As of December 31, 2015, Mr. Winmill's compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of his compensation may be deferred based on criteria established by the investment manager, or at his election.

Mr. Winmill’s base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of his annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager and its affiliates, and (ii) the financial performance of the investment manager and its affiliates. A subjective component of his annual bonus is based on his overall contribution to management of the investment manager and its affiliates. Mr. Winmill may receive an asset level bonus upon assets under management reaching certain levels.Mr. Winmill also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

Mr. Winmill's compensation plan may give rise to potential conflicts of interest. Mr. Winmill's base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios, may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as Mr. Winmill must allocate his time and investment ideas across multiple funds and accounts. Mr. Winmill may execute transactions for one fund or account that may adversely impact the value of securities held by another fund. Securities selected for one fund or accounts rather than another fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's codes of ethics will adequately address such conflicts.

The following table provides information relating to other (non-registrant) accounts where Mr. Winmill is jointly or primarily responsible for day to day management as of December 31, 2015. Mr. Winmill does not manage such accounts or assets with performance based advisory fees, or other pooled investment vehicles.

IPC Members		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	4	N/A	4
	Assets (millions):	$177	N/A	$13

As of December 31, 2015, the dollar range of shares in the registrant beneficially owned by Thomas B. Winmill was $1 - $10,000. Mr. Winmill is Chief Executive Officer and a director of Midas Securities Group, Inc. and may be deemed to have indirect beneficial ownership of the 638,588 shares of the registrant owned by Midas Securities Group, Inc. Mr. Winmill disclaims beneficial ownership of these shares.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                    There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

March 9, 2016	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

March 9, 2016	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Foxby Corp.

March 9, 2016	By: /s/ Thomas B. Winmill
Thomas B. Winmill
President

Foxby Corp.

March 9, 2016	By: /s/ Thomas O’Malley
Thomas O’Malley
Chief Financial Officer